UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2023

COGENT BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38443	46-5308248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Wyman Street, 3rd Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-5576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	COGT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

On Wednesday, June 7, 2023, Cogent Biosciences, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) at 9:00 a.m., Eastern Time. As of the close of business on April 10, 2023, the record date for the 2023 Annual Meeting, there were 70,946,790 shares of common stock entitled to vote at the meeting.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2023 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2018 Stock Option and Incentive Plan (as so amended, the “2018 Plan”) to increase the number of shares reserved for issuance thereunder by 6,000,000.

For additional information regarding the 2018 Plan, please refer to the heading “Summary Description of the 2018 Plan” contained in Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2023 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, each of the Company’s director nominees was elected and the other proposals voted on were approved. The proposals are described in the Proxy Statement and the final voting results are set forth below.

	Votes For	Votes Withheld	Broker Non-Votes
Proposal 1. Election of Directors
• Chris Cain, Ph.D.	52,182,072	12,054,821	1,329,570
• Arlene M. Morris	51,995,228	12,241,665	1,329,570
• Todd Shegog	51,200,110	13,036,783	1,329,570

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Approval of an increase of 6,000,000 shares reserved for issuance under the 2018 Plan	40,805,846	23,427,202	3,845	1,329,570
Proposal 3. Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	65,536,975	26,688	2,800	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Cogent Biosciences, Inc. Amended and Restated 2018 Stock Option and Incentive Plan. Filed herewith.

104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2023	COGENT BIOSCIENCES, INC.

	By:	/s/ Evan D. Kearns
Evan D. Kearns
Chief Legal Officer